SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Goldman Sachs Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GOLDMAN SACHS TRUST

71 South Wacker, Suite 500
Chicago, Illinois 60606

August 4, 2005

Dear Shareholder of the Goldman Sachs Emerging Markets Debt Fund:

      You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) of the Goldman Sachs Trust (the “Trust”) to be held on September 6, 2005, at 4:00 p.m. (New York time), at the offices of Goldman, Sachs & Co. located at 32 Old Slip, 23rd Floor, New York, New York 10005.

      At this important meeting, you will be asked to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified investment company and the elimination of a related investment limitation. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

      The continuing interest of shareholders in the affairs of the Trust is gratefully acknowledged. Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, you can vote by completing, signing and returning the enclosed proxy card promptly or by using the internet (www.proxyvote.com) or telephone (1-800-690-6903) voting options as described on the proxy card. Your prompt response will help reduce proxy costs, and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

Kaysie P. Uniacke
President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR TO USE THE TELEPHONE OR INTERNET VOTING OPTIONS TO CAST THEIR VOTE.

GOLDMAN SACHS TRUST

71 South Wacker, Suite 500
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August 4, 2005

To the Shareholders of the Goldman Sachs Emerging Markets Debt Fund:

      A Special Meeting of Shareholders of Goldman Sachs Emerging Markets Debt Fund (the “Fund”) will be held on September 6, 2005, at 4:00 p.m.(New York time) at the offices of Goldman, Sachs & Co. located at 32 Old Slip, 23rd Floor, New York, New York 10005 for the following purposes:

1. To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified investment company and the elimination of a related investment limitation.

2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The subject referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person. Holders of record at the close of business on July 20, 2005, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Meeting. If you cannot be present at the Special Meeting, we urge you to complete, sign and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by telephone (1-800-690-6903) or by internet (www.proxyvote.com). In order to avoid the additional expense of further solicitations, we ask your cooperation in completing and returning your proxy promptly.

By Order of the Board of Trustees
of Goldman Sachs Trust

Howard B. Surloff
Secretary

SPECIAL MEETING OF SHAREHOLDERS

OF
GOLDMAN SACHS TRUST
71 South Wacker, Suite 500
Chicago, Illinois 60606

PROXY STATEMENT

FOR THE GOLDMAN SACHS
EMERGING MARKETS DEBT FUND

August 4, 2005

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Goldman Sachs Trust (the “Trust”) on behalf of the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) for use at the Fund’s Special Meeting of Shareholders to be held at the offices of Goldman, Sachs & Co. (“Goldman Sachs”), 32 Old Slip, 23rd Floor, New York, New York 10005, on September 6, 2005, at 4:00 p.m. (New York time), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any adjournment thereof are referred to as the “Meeting.” This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the accompanying proxy card are being mailed to shareholders on or about August 7, 2005.

      The Trustees have fixed the close of business on July 20, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the “Record Date”). Shareholders of record of the Fund on the Record Date are entitled to one vote per share at the Meeting. The number of shares of beneficial interest of the Fund outstanding on the Record Date was 3,777,161.813. For information about the persons who owned beneficially or of record more than 5% of the Fund see the section titled “Five Percent Shareholders.”

      The Fund requests that banks, brokerage houses, and other custodians forward solicitation material to their principals to obtain authorizations for the execution of proxies. It is expected that the solicitation of proxies will be primarily by mail. However, the Fund’s officers, investment adviser and transfer agent may also solicit proxies by telephone, facsimile, internet or personal interview. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded. Proxies voted by telephone or internet may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked. The Fund’s investment adviser will bear the proxy solicitation and other costs associated with this Meeting.

      If you vote by mail, complete, date, sign and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. If you vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on the proxy card. If you have any questions regarding the proxy materials please contact the Trust toll-free at 1-800-526-7384. If the enclosed proxy card is properly executed and received prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy will be voted FOR the proposal described in this Proxy Statement, and in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof.

      Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

      The Fund will furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to: Goldman, Sachs & Co., 71 South Wacker, Suite 500, Chicago, Illinois 60606 or by telephone toll-free at: 1-800-526-7384.

PROPOSAL 1:

Approval of Change in the Fund’s

Sub-Classification under the Investment Company Act of 1940
From a Diversified to a Non-Diversified Company and
Elimination of a Related Investment Limitation

      The investment objective of the Fund is to seek a high level of total return consisting of income and capital appreciation. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in fixed-income securities of issuers located in emerging countries.

      In pursuing its investment objective, the Fund is subject to various investment limitations. One of these investment limitations, which can be changed only with shareholder approval, provides:

      The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act of 1940 (the “1940 Act”).

      As a diversified company under the 1940 Act, the Fund is limited as to the amount it may invest in any single issuer. More particularly, under Section 5(b)(1) of the 1940 Act, with respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment (at the time of purchase), more than 5% of its total assets would be invested in securities of any one issuer. In addition, although not especially relevant for the Fund (which invests primarily in fixed income securities), Section 5(b)(1) provides that, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The limitations in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

      At the Meeting, shareholders of the Fund will be asked to approve a change in the sub-classification of the Fund under the 1940 Act from a “diversified” fund to a “non-diversified” fund and to eliminate the investment limitation quoted above. If approved, the Fund will not be subject to any diversification limitations under the 1940 Act, although, as discussed further below, the Fund will continue to be subject to the diversification limitations of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code, as amended (the “IRC”).

      There are several reasons for this proposed change. The first reason relates to the flexibility it would provide the Fund’s investment adviser in managing the assets of the Fund. The Fund invests substantially in debt obligations issued by foreign governments, their agencies and instrumentalities (“sovereign issuers”) that are located in emerging countries. The Fund’s investment adviser believes that these debt obligations can often provide attractive returns with lower investment risk than the debt issued by private companies in emerging countries. However, the number of attractive emerging market sovereign issuers is relatively limited, and the Fund’s authorization to invest in these attractive issuers is further restricted by the limitations imposed by its sub-classification as a diversified fund under the 1940 Act. Accordingly, if the proposal to change the Fund’s sub-classification under the 1940 Act is approved by shareholders at the Meeting, the Fund will have greater flexibility with respect to the amount of the Fund’s assets that are permitted to be invested in particular foreign governmental and other securities issuers. This increased flexibility may benefit the Fund’s investment performance by authorizing the Fund to take positions in certain issuers beyond the positions currently authorized under the Fund’s diversification policy when the investment adviser believes that such investments present the best opportunities for return. However, shareholders should note that if the change in the Fund’s sub-classification to “non-diversified” is approved, the Fund’s investment risk may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified fund. Consequently, a non-diversified fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of these developments.

      A second reason for this proposal is to align the Fund’s sub-classification as to diversification with other similar funds. Although the Fund is classified as a “diversified” fund under the 1940 Act, many other mutual funds that focus on emerging market debt securities are classified as “non-diversified” funds. The proposed change will, therefore, enable the Fund to have the same sub-classification as many of its peer group funds.

      It should be noted that although the Fund will no longer be subject to the 1940 Act diversification limitations if shareholders approve the proposal at the Meeting, the Fund will still be subject to Federal tax diversification requirements. For purposes of the IRC, the Fund operates as a “regulated investment company.” As such, the Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Fund’s total assets at the end of each tax year quarter must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses. These Federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

      Shareholders should also note that although the Fund’s investments currently conform to the diversification limitations of Section 5(b)(1) of the 1940 Act, the Fund’s investments have previously exceeded those limitations since the Fund began operations. This occurred because those limitations were not applied appropriately to the Fund’s investments in sovereign debt obligations. In concluding that it would be in the Fund’s best interests to change its sub-classification from a “diversified” fund to a “non-diversified” fund, the Fund’s investment adviser considered the Fund’s previous investment practices, as well as the Fund’s past investment performance when its investments exceeded the diversification limitations of the 1940 Act.

      At a meeting held on July 12, 2005, the Trust’s Board of Trustees considered the recommendation of the Fund’s investment adviser to change the Fund’s sub-classification under the 1940 Act to a non-diversified company and to eliminate the Fund’s related investment limitation. The Board received information prepared by the Fund’s investment adviser regarding the impact to the Fund and its shareholders of the non-conforming investment holdings. The Board considered, among other factors, the strong investment performance of the Fund relative to its benchmark and peer funds, as well as the positive impact of the previous non-conforming investment holdings on the Fund’s overall investment performance. In addition, the Trustees considered the investment adviser’s undertaking to bear the expenses of the Meeting and related proxy solicitation and also to bear the explicit transaction costs that have been incurred to conform the Fund’s portfolio holdings to the diversification limitations of the 1940 Act and, subject to shareholder approval of Proposal 1, that will be incurred after the Meeting to reposition the Fund’s portfolio holdings as deemed by the investment adviser to be in the Fund’s interests without regard to those diversification limitations. Following their consideration of these matters, the Board of Trustees unanimously approved the proposed change in the Fund’s sub-classification and the elimination of the Fund’s related investment limitation, and unanimously recommended that the proposed change also be approved by shareholders at the Meeting.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 1 ABOVE.

      VOTE REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING

      A majority of the shares of the Fund entitled to vote will be a quorum for the transaction of business at the Meeting, but any lesser number will be sufficient for adjournments. The approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Abstentions will be treated as shares that are present at the Meeting, but will not be counted as a vote at the Meeting. Accordingly, an abstention from voting on Proposal 1 has the same effect as a vote against Proposal 1. If a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have the authority to vote, those shares will be considered for quorum determination purposes to be present at the Meeting but will not be considered as present and entitled to vote on Proposal 1. As noted

above, under the 1940 Act, approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” of the Fund. With respect to the shareholder approval requirement set forth in (a) above, the inclusion of broker non-votes for quorum determination purposes but their exclusion for voting purposes may increase the likelihood that the Fund will be able to reach the 67% threshold for approval than if the Fund was required to include broker non-votes for approval purposes. However, with respect to the shareholder approval requirement set forth in (b) above, the exclusion of broker non-votes may adversely affect the Fund’s ability to receive more than 50% of the outstanding voting securities.

      In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy and voting at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and readjourned without further notice to shareholders.

      In the vote on Proposal 1, all share classes of the Fund will vote together as a single class.

FIVE PERCENT SHAREHOLDERS

      As of July 21, 2005, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of the Fund:

		Shares; Type
Shareholder Name and Address	Class	of Ownership	Percentage of Fund

Goldman Sachs & Co. FBO Account	A	415,692.68	11.01%
85 Broad Street		(record)
New York, NY 10004-2434

IMS & Co.	A	411,813.47	10.90%
P.O. Box 173877		(record)
Denver, CO 80217-3877

Pershing LLC	A	190,817.26	5.05%
P.O. Box 2052		(record)
Jersey City, NJ 07303-2052
State Street Bank & Trust Company as Custodian for

Goldman Sachs Trust Growth & Income	Inst.	1,212,472.37	32.10%
P.O. Box 1713		(beneficial)
Boston, MA 02105-1713
State Street Bank & Trust Company as Custodian for

Goldman Sachs Trust Growth Strategy Portfolio	Inst.	972,119.21	25.74%
P.O. Box 1713		(beneficial)
Boston, MA 02105-1713

Goldman Sachs & Co. FBO Account	Inst.	295,824.65	7.83%
85 Broad Street		(record)
New York, NY 10004-2434

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to “control” such company. As shown above, on the record date the Growth and Income Strategy Portfolio of the Trust and the Growth Strategy Portfolio of the Trust (the “Portfolios”) owned 32.10% and 25.74%, respectively, of the outstanding shares of the Fund. The Portfolios will vote the shares owned by them “FOR,” “AGAINST” and “ABSTAIN” in the vote on Proposal 1 in the same proportions as the total votes that are cast “FOR,” “AGAINST” and “ABSTAIN” on Proposal 1. The Portfolios are separate investment portfolios of the Trust that invest substantially all of their assets in other investment portfolios of the Trust.

      At July 21, 2005, the Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

OTHER BUSINESS

      The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.

SHAREHOLDER PROPOSALS

      The Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required or as otherwise determined by the Board of Trustees of the Trust. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005

Distributor

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

August 4, 2005

      Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, telephone or internet. If you choose to vote by mail, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by telephone (1-800-690-6903) or internet (www.proxyvote.com), please use the control number on the proxy card and follow the instructions on the proxy card. If you need further information about telephone or internet voting generally, you should contact the Trust toll-free at 1-800-526-7384.

FORM OF PROXY CARD

GOLDMAN SACHS TRUST

          This proxy is solicited by the Board of Trustees of Goldman Sachs Trust (the “Trust”) on behalf of the Goldman Sachs Emerging Markets Debt Fund for use at the Special Meeting of Shareholders to be held on September 6, 2005 at 4:00 p.m. (New York Time) at the offices of Goldman, Sachs & Co., 32 Old Slip, 23rd Floor, New York, New York 10005.

          The undersigned hereby appoints Peter Bonanno, George Djurasovic, Kaysie Uniacke, Howard B. Surloff, James McNamara and John M. Perlowski, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Goldman Sachs Emerging Markets Debt Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter, and upon any other matter which may properly come before the Special Meeting, at their discretion.

          THE TRUSTEES OF THE TRUST RECOMMEND A VOTE FOR THE PROPOSAL.

          VOTE ON PROPOSAL.

(1)	Proposal to approve a change in the sub-classification of the Goldman Sachs Emerging Markets Debt Fund under the Investment Company Act of 1940 from a diversified company to a non-diversified company and the elimination of a related investment limitation.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(2)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

          Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1 set forth above.

PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.
Sign here exactly as name(s) appear(s) on left
Date:
IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

3 Easy Ways to Vote Your Proxy

1)	Automated touch-tone voting: Call toll free 1-800-690-6903 and use the control number shown below.

2)	On the internet at www.proxyvote.com and use the control number shown below.

3)	Return this proxy card using the enclosed postage paid envelope.

*** Control Number ___________ ***

Shareholders requiring further information about telephone or internet voting generally, should contact the Trust toll-free at 1-800-526-7384.